Exhibit 24.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 29, 1999, relating to the consolidated financial statements and financial statement schedule, which appear in CyberOptics Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


                                                      PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
August 16, 1999


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